UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 4, 1999

                               CVB Financial Corp.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                                     1-10394
                            (Commission File Number)

                                   95-3629339
                        (IRS Employer Identification No.)

701 North Haven Avenue, Suite 350, Ontario, California           91764
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (909) 980-4030

                                 Not Applicable
          (Former name or former address, if changed since last report)




                    This report includes a total of 11 pages
                      Exhibit Index on page 3

Item 1.        Changes in Control of Registrant.

               None.

Item 2.        Acquisition or Disposition of Assets.

                    On October 4, 1999,  Orange National  Bancorp,  a California
               corporation ("ONB") merged (the "Merger") with and into CVB Financial Corp. ("CVB"). The Merger was immediately followed by the merger (the "Bank Merger") of Orange National Bank ("Orange") with and into Citizens Business Bank ("CBB"). At September 30, 1999 ONB had, on a consolidated basis, six branches operating in Orange County, California, with total deposits of $246.7 million, total loans of $152.9 million and shareholders' equity of $25.1 million. CVB currently intends to continue to conduct CBB banking operations at all of the Orange branches. Each outstanding share of ONB common stock was converted into 1.5 shares of common stock of CVB. Based on the closing price of CVB common stock on October 1, 1999, the value of the total consideration paid in the Merger was $88.8 million. No fractional shares of CVB common stock were issued in the Merger. In lieu thereof, each half of a share of ONB common stock will be converted into cash in the amount of $13.44. The Merger and the Bank Merger are being accounted for under the pooling of interests method of accounting treatment.

                    CVB expects to issue 3,003,107  additional  shares of Common
               Stock (subject to reduction to the extent cash is paid in lieu of fractional shares) to shareholders of record as of the close of business on October 1, 1999, and 340,500 additional shares of Common Stock to the 1993 and the 1997 Stock Option Plans pursuant to the exercise of options to purchase Orange National Bancorp stock which were assumed as options to purchase CVB Financial Corp.'s common stock.

                    In connection  with the Merger and the Bank Merger,  Mr. San
               Vaccaro, former Chairman of the Board of ONB and Orange has joined the boards of directors of CVB and CBB.

                    Please see Item 7, Financial  Statements  and Exhibits,  for
               financial information related to this merger.

Item 3.        Bankruptcy or Receivership.

               None.

Item 4.        Changes in Registrant's Certifying Accountant.

               None.

Item 5.        Other Events.

               None.

Item 6.        Resignations of Registrant's Directors.

               None.

Item 7.  Financial Statements and Exhibits.

               (a)  Financial Statements of Business Acquired.

               Orange   National   Bancorp  Annual  Report  on  Form  10-K,
               Commission file number 000-15365, filed on March 19, 1999, is incorporated herein by this reference.

               Orange National Bancorp Quarterly Report on Form 10-Q, Commission file number 000-15365, filed on August 13, 1999, is incorporated herein by this reference.


               (b)   Pro forma financial information

                                                                        Page
               Index to Pro forma financial information

                    Pro forma Combined Balance Sheet
                    June 30, 1999                                       6

                    Pro forma Combined Statements of Earnings
                    December 31, 1998, and June 30, 1999                7


              (c)   Exhibits                                          Page

                    23       Consent of Independent Auditors            11

Item 8.  Change in Fiscal Year.

               None.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

               None.

                        Unaudited Pro Forma Condensed
                        Combined Financial Information

     The following Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1999, combines the historical consolidated balance sheets of CVB Financial Corp. and Orange National Bancorp as if the merger had been effective on June 30, 1999. The Unaudited Pro Forma Combined Condensed Statements of Income for the period ended June 30, 1999 and the year ended December 31, 1998, present the combined results of operations of CVB Financial Corp. and Orange National Bancorp as if the merger had been effective at the beginning of each period. Dollars are in thousands except for per share data.

     The Unaudited Pro Forma Combined Condensed Financial Information and accompanying notes reflect the application of the pooling of interests method of accounting for the merger. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of CVB Financial Corp. and Orange National Bancorp are combined and reflected at their historical amounts except that the balance sheet for June 30, 1999 reflects the estimated merger related charges of $4.9 million, after income taxes and assuming a 41% effective tax rate. The pro forma combined figures shown in the Unaudited Pro Forma Combined Condensed Financial Information are simply arithmetical combinations of CVB Financial Corp. and Orange National Bancorp's separate financial results; you should not assume that CVB Financial Corp. and Orange National Bancorp would have achieved the pro forma combined results if they had actually been combined during the periods presented.

     The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any merger costs or potential savings which are expected to result from the consolidation of the operations of CVB Financial Corp. and Orange National Bancorp, are not indivative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

     CVB Financial Corp. and Orange National Bancorp consolidated financial statements are prepared in conformity with generally accepted accounting principles. In the opinion of CVB Financial Corp. and Orange National Bancorp, the unaudited pro forma condensed combined financial statements include all adjustments necessary to present fairly the results of the periods presented.
                                         5

                                           Unaudited Pro Forma Condensed
                                              Combined Balance Sheet
                                                  June 30, 1999
                                 (dollars in thousands except per share amounts)

                                              CVB Financial Corp.  Orange National Bancorp  Pro Forma     CVB Financial Corp. and
                                                                                            Adjustments   Orange National Bancorp
                                                                                                          Combined
                                              -------------------  -----------------------  ------------  -----------------------
Assets
Federal funds sold                             $               0   $                49,300  $             $               49,300
Investment securities held to maturity                    53,178                    13,418                                66,596
Investment securities available for sale                 679,268                    48,084                               727,352
Loans and lease finance receivables, net                 701,914                   145,420                               847,334
                                               ------------------  -----------------------  ------------  ----------------------
     Total earning assets                              1,434,360                   256,222                             1,690,582
Cash and due from banks                                   88,963                    16,105                               105,068
Premises and equipment, net                               22,079                     5,386                                27,465
Other real estate owned, net                               1,891                         0                                 1,891
Goodwill and intangibles                                   9,043                         0                                 9,043
Other assets                                              46,250                     7,922          1,991                 56,163
                                               ------------------  -----------------------  -------------  ---------------------
      TOTAL                                    $       1,602,586   $               285,635  $       1,991  $           1,890,212
                                               ==================  =======================  =============  =====================
Liabilities:
Liabilities:
   Deposits:
     Noninterest-bearing                       $         517,798   $                94,050  $              $             611,848
     Interest-bearing                                    688,988                   164,941                               853,929
                                               ------------------  -----------------------  -------------  ---------------------
        Total deposits                                 1,206,786                   258,991                             1,465,777
   Demand note issued to U.S. Treasury                    11,816                         0                                11,816
   Federal funds purchased                                21,000                         0                                21,000
   Repurchase Agreement                                  190,000                         0                               190,000
   Securities purchased not settled                       36,028                         0                                36,028
   Other liabilities                                      18,853                     2,133         4,856                  25,842
                                               ------------------  -----------------------  ------------   ---------------------
       Total liabilities                               1,484,483                   261,124         4,856               1,750,463

Stockholders' Equity
Common Stock                                              94,735                     8,081                               102,816
Retained Earnings                                         27,392                    16,837        (2,865)                 41,364
Accumulated other comprehensive
  income (losses)                                        (4,024)                      (407)                               (4,431)
                                               ------------------  -----------------------  ------------   ---------------------
Total Stockholders' equity                               118,103                    24,511        (2,865)                139,749
                                               ------------------  -----------------------  ------------   ---------------------
      TOTAL                                    $       1,602,586   $               285,635  $      1,991   $           1,890,212
                                               ==================  =======================  ============   =====================

See accompanying notes to unaudited pro forma combined financial data.

                                       6

          UNAUDITED PRO FORMA CONDENSED
          COMBINED STATEMENTS OF EARNINGS
       For the Year Ended December 31, 1998
 (dollars in thousands except per share amounts)

                                                                                           CVB Financial Corp. and
                                                                                           Orange National Bancorp
                                              CVB Financial Corp.  Orange National Bancorp         Combined
                                              -------------------  ----------------------- -----------------------
Interest income:
  Loans, including fees                       $          60,207    $               14,633  $                74,840
  Investment securities:
     Taxable                                             31,783                     1,602                   33,385
     Tax-advantaged                                       4,370                         0                    4,370
                                              -----------------    ----------------------  -----------------------
                                                         36,153                     1,602                   37,755
  Federal funds sold and interest bearing
     deposits with other financial                          479                     2,881                    3,360
institutions
                                              -----------------    ----------------------  -----------------------
        Total interest income                            96,839                    19,116                  115,955
Interest expense:
  Deposits                                               23,786                     4,165                   27,951
  Other borrowings                                        7,462                         0                    7,462
                                              -----------------    ----------------------  -----------------------
                                                         31,248                     4,165                   35,413
                                              -----------------    ----------------------  -----------------------
    Net interest income                                  65,591                    14,951                   80,542
Provision for credit losses                               2,500                       100                    2,600
                                              -----------------    ----------------------  -----------------------
    Net interest income after
       provision for credit losses                       63,091                    14,851                   77,942
Other operating income:
   Service charges on deposit accounts                    7,616                     1,194                    8,810
   Trust services                                         3,472                         0                    3,472
   Other                                                  3,888                     1,589                    5,477
                                              -----------------    ----------------------  -----------------------
                                                         14,976                     2,783                   17,759
Other operating expenses:
   Salaries, wages and employee benefits                 22,700                     6,138                   28,838
   Occupancy                                              3,779                     1,330                    5,109
   Equipment                                              3,891                       754                    4,645
   Stationery and supplies                                2,703                       671                    3,374
   Professional services                                  3,802                       603                    4,405
   Promotion                                              2,012                       485                    2,497
   Data processing                                          951                       977                    1,928
   Deposit insurance premiums                               123                        97                      220
   Other real estate owned expense                        1,194                        17                    1,211
   Other                                                  3,869                     1,085                    4,954
                                              -----------------    ----------------------  -----------------------
                                                         45,024                    12,157                   57,181
                                              -----------------    ----------------------   ----------------------
Earnings before income taxes                             33,043                     5,477                   38,520
Income taxes                                             12,256                     2,147                   14,403
                                              -----------------    ----------------------   ----------------------
    Net earnings                              $          20,787    $                3,330   $               24,117
                                              =================    ======================   ======================

Basic earnings per common share               $            1.26    $                 1.67   $                 1.23
                                              =================    ======================   ======================
Diluted earnings per common share             $            1.21    $                 1.64   $                 1.19
                                              =================    ======================   ======================

Weighted Average Shares Outstanding
  Basic                                                 16,556                      1,989                   19,540
  Diluted                                               17,221                      2,036                   20,275

See accompanying notes to unaudited pro forma combined financial data.

                                       7

          UNAUDITED PRO FORMA CONDENSED
          COMBINED STATEMENTS OF EARNINGS
       For the Six Months Ended June 30, 1999
   (dollars in thousands except per share amounts)

                                                                                                CVB Financial Corp. and
                                                                                                Orange National Bancorp
                                                CVB Financial Corp.  Orange National Bancorp           Combined
                                                -------------------  -----------------------    -----------------------
Interest income:
  Loans, including fees                         $           30,884   $                6,757     $                37,641
  Investment securities:
     Taxable                                                18,662                    1,851                      20,513
     Tax-advantaged                                          2,613                        0                       2,613
                                                ------------------   ----------------------     ------------------------
                                                            21,275                    1,851                      23,126
  Federal funds sold and interest bearing
     deposits with other financial                             113                      877                         990
institutions
                                                ------------------   ----------------------     -----------------------
        Total interest income                               52,272                    9,485                      61,757
Interest expense:
  Deposits                                                  10,483                    2,073                      12,556
  Other borrowings                                           5,746                        0                       5,746
                                                ------------------   ----------------------     -----------------------
                                                            16,229                    2,073                      18,302
                                                ------------------   ----------------------     -----------------------
    Net interest income                                     36,043                    7,412                      43,455
Provision for credit losses                                  1,100                       90                       1,190
                                                ------------------   ----------------------     -----------------------
    Net interest income after
       provision for credit losses                          34,943                    7,322                      42,265
Other operating income:
   Service charges on deposit accounts                       4,504                      740                       5,244
   Trust services                                            1,925                        0                       1,925
   Other                                                     1,677                      833                       2,510
                                                ------------------   ----------------------     -----------------------
                                                             8,106                    1,573                       9,679
Other operating expenses:
   Salaries, wages and employee benefits                    12,095                    3,032                      15,127
   Occupancy                                                 1,926                      638                       2,564
   Equipment                                                 2,243                      388                       2,631
   Stationery and supplies                                   1,534                      326                       1,860
   Professional services                                     2,619                      387                       3,006
   Promotion                                                 1,296                      268                       1,564
   Data processing                                             555                      481                       1,036
   Deposit insurance premiums                                   65                       51                         116
   Other real estate owned expense                             361                        5                         366
   Other                                                     2,002                      489                       2,491
                                                ------------------   ----------------------     -----------------------
                                                            24,696                    6,065                      30,761
                                                ------------------   ----------------------     -----------------------
Earnings before income taxes                                18,353                    2,830                      21,183
Income taxes                                                 6,782                    1,111                       7,893
                                                ------------------   ----------------------     -----------------------
    Net earnings                                $           11,571   $                1,719     $                13,290
                                                ==================   ======================     =======================

Basic earnings per common share                 $             0.70   $                 0.86     $                  0.68
                                                ==================   ======================     =======================
Diluted earnings per common share               $             0.67   $                 0.83     $                  0.66
                                                ==================   ======================     =======================

Weighted Average Shares Outstanding
  Basic                                                     16,560                    2,000                      19,560
  Diluted                                                   17,142                    2,078                      20,259

See accompanying notes to unaudited pro forma combined financial data.

                                       8

                                   Notes to Unaudited Pro Forma Condensed
                                       Combined Financial Statements


1.    Basis of Presentation

CVB Financial Corp. ("CVB") acquired Orange National Bancorp ("ONB") for a fixed exchange ratio of 1.5 CVB shares of common stock for each ONB share of common stock plus cash for any fractional shares. Since these are pro forma statements, no assurance can be given as to the amounts reflected in these financial statements as to whether they would have been representative of the actual amounts presented had the companies been combined at that time.

Certain information presented in the historical information of ONB has been reclassified to aid in the presentation of these pro forma condensed combined financial statements.

2.    Pro Forma Adjustments

Shareholders' equity has been adjusted to reflect the number of shares outstanding for the issuance of 1.5 shares of CVB common stock for each share of ONB common stock. In addition, the merger calls for the stock options of ONB to be converted into stock options of CVB at the same ratio of 1.5 CVB common stock option for each ONB common stock option. Shares outstanding for each period presented have been adjusted to reflect the exchange ratio.

Basic pro forma combined net income per share is based on net income and the weighted average number of outstanding common shares. Diluted net income per common share includes the dilutive effect of stock options. The weighted average number of outstanding common shares has been adjusted to reflect the conversion of each share of ONB common stock into 1.5 shares of CVB common stock and the conversion of each ONB into CVB options.

3.    Merger Related Charges

These charges are accrued in the Balance Sheet only due to the non-recurring nature of these charges. While we cannot accurately determine the total merger related charges at this time, we estimate that we will incur the following charges:

Employee Costs                                                       $2,282,000
Investment Bankers                                                      880,000
Professional Fees                                                     1,067,000
Data Processing                                                         627,000
                                                                     ----------
                                                                     $4,856,000
                                                                     ==========

Our cost estimates are forward-looking. While most of the costs represent costs incurred to the date of this Form 8-K, the ultimate level and timing of the recognition of such costs will be based on the final completion of the integration plan.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CVB Financial Corp.
                                  (Registrant)


Date:    October 18, 1999                            /s/ Edward J. Biebrich, Jr.
                                                     ---------------------------
                                                     Edward J. Biebrich, Jr.
                                                     Chief Financial Officer

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation of our report for Orange National Bancorp dated January 22, 1999, except for the last paragraph of Note 10, as to which the date is February 11, 1999, incorporated by reference in this Form 8-K in the previously file Registration Statements of CVB Financial Corp. on Form S-8 (No. 333-88519, No. 33-50442 and No. 33-41318).



/s/McGladrey & Pullen, LLP
--------------------------
McGLADREY & PULLEN, LLP


Anaheim, California

October 18, 1999